SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Amendment - 1
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 4, 2004

CASH TECHNOLOGIES, INC.
(Exact name of Registrant as specified in charter)

Delaware	000-24569	95-4558331
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1434 West 11th Street Los Angeles, California	90015
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (213)745-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Explanatory Note:

Cash Technologies, Inc. is filing this Amendment No. 1 to this Current Report on Form 8-K, which was initially filed on November 4, 2004, solely to file the financial statements of Tomco Auto Products, Inc. and the pro forma information of related to the acquisition of Tomco Auto Products, Inc. This Amendment does not reflect events occurring after the filing of the November 4, 2004 Form 8-K, nor does it modify or update those disclosures in any way.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

The financial statements of the business acquired required by Rule 3-05(b) of Regulation S-X. for the period ended September 26, 2004.

TOMCO AUTO PRODUCTS, INC.

FINANCIAL STATEMENTS

YEARS ENDED SEPTEMBER 26, 2004
AND SEPTEMBER 28, 2003

TOMCO AUTO PRODUCTS, INC.

FINANCIAL STATEMENTS

YEARS ENDED SEPTEMBER 26, 2004
AND SEPTEMBER 28, 2003

CONTENTS

INDEPENDENT AUDITORS’ REPORT

Board of Directors
Tomco Auto Products, Inc.

We have audited the accompanying balance sheets of Tomco Auto Products, Inc. as of September 26, 2004 and September 28, 2003, and the related statements of operations and retained earnings (accumulated deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tomco Auto Products, Inc. as of September 26, 2004 and September 28, 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 10 to the financial statements, on November 5, 2004, the Company entered into an agreement to sell substantially all of its assets to an unrelated entity.

Green Hasson & Janks LLP

February 11, 2005
Los Angeles, California

A Member of HLB International
A world-wide organization of accounting firms and business advisers
10990 Wilshire Boulevard | Sixteenth Floor | Los Angeles, CA 90024-3929
TEL: (310) 873-1600 | FAX: (310) 873-6600 | www.ghjadvisors.com

TOMCO AUTO PRODUCTS, INC.

BALANCE SHEETS
	September 26,	September 28,
ASSETS	2004	2003
CURRENT ASSETS:
Cash	$51,367	$315,009
Accounts Receivable (Net of Allowances for Doubtful
Accounts of $100,000 in 2004 and $30,000 in 2003)	1,837,345	1,760,626
Inventories	2,334,571	8,892,581
Prepaid Expenses and Other Receivables	217,455	169,122
Income Taxes Receivable	27,889	--
Deferred Income Taxes - Current	1,966,000	120,585

TOTAL CURRENT ASSETS	6,434,627	11,257,923

PROPERTY AND EQUIPMENT (Net)	343,474	365,282

OTHER ASSETS:
Deferred Income Taxes	--	324,470
Deposits	65,836	98,474

TOTAL OTHER ASSETS	65,836	422,944

TOTAL ASSETS	$6,843,937	$12,046,149

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts Payable and Accrued Expenses	$2,460,373	$1,892,835
Income Taxes Payable	--	21,134
Current Maturities of Long-Term Debt	6,526,214	535,000
Due to Stockholders	135,000	212,743

TOTAL CURRENT LIABILITIES	9,121,587	2,661,712

OTHER LIABILITIES:
Long-Term Debt	--	6,286,214

TOTAL OTHER LIABILITIES	--	6,286,214

TOTAL LIABILITIES	9,121,587	8,947,926

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY (DEFICIT):
Common Stock - $1 Par Value, 500,000 Shares
Authorized; 130,000 Shares Issued and Outstanding	130,000	130,000
Additional Paid-In Capital	66,239	66,239
Retained Earnings (Accumulated Deficit)	(2,473,889)	2,901,984

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(2,277,650)	3,098,223

TOTAL LIABILITIES AND STOCKHOLDERS’
EQUITY (DEFICIT)	$6,843,937	$12,046,149

The Accompanying Notes are an Integral Part of These Financial Statements

TOMCO AUTO PRODUCTS, INC.

STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
(ACCUMULATED DEFICIT)
	Years Ended
	September 26, 2004		September 28, 2003
	Amount	% of Revenues	Amount	% of Revenues

REVENUES	$11,399,566	100.0	$9,076,658	100.0

COST OF GOODS SOLD	8,510,635	74.7	5,976,215	65.8

GROSS PROFIT	2,888,931	25.3	3,100,443	34.2

OPERATING EXPENSES:
Selling Expenses	1,715,312	15.0	1,443,627	15.9
General and Administrative Expenses	1,482,583	13.0	1,476,465	16.3

TOTAL OPERATING EXPENSES	3,197,895	28.0	2,920,092	32.2

INCOME (LOSS) FROM OPERATIONS	(308,964)	(2.7)	180,351	2.0

OTHER INCOME (EXPENSE):
Interest Expense	(422,378)	(3.7)	(406,928)	(4.4)
Inventory Write-Down	(6,165,531)	(54.1)	--	--
Extinguishment of Stockholder Debt	--	--	330,250	3.6

TOTAL OTHER INCOME (EXPENSE)	(6,587,909)	(57.8)	(76,678)	(0.8)

INCOME (LOSS) BEFORE PROVISION
FOR (BENEFIT FROM) INCOME TAXES	(6,896,873)	(60.5)	103,673	1.2

Provision for (Benefit from) Income Taxes	(1,521,000)	(13.3)	290,066	3.2

NET LOSS	(5,375,873)	(47.2)	(186,393)	(2.0)

Retained Earnings - Beginning	2,901,984		3,088,377

RETAINED EARNINGS (ACCUMULATED
DEFICIT) - ENDING	$(2,473,889)		$2,901,984

The Accompanying Notes are an Integral Part of These Financial Statements

TOMCO AUTO PRODUCTS, INC.

STATEMENTS OF CASH FLOWS
	Years Ended
	September 26, 2004	September 28, 2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(5,375,873)	$(186,393)
Adjustments to Reconcile Net Loss to Net
Cash Provided by Operating Activities:
Depreciation and Amortization	59,065	60,528
Bad Debt Expense	70,000	24,378
Inventory Write-Down	6,165,531	--
Deferred Income Taxes	(1,520,945)	264,397
(Increase) Decrease in:
Accounts Receivable	(146,719)	125,592
Inventories	392,479	122,214
Prepaid Expenses and Other Receivables	(48,333)	(131,230)
Income Taxes Receivable	(27,889)	372,568
Deposits	32,638	(57,291)
Increase (Decrease) in:
Accounts Payable and Accrued Expenses	567,538	93,291
Due to Stockholders	(77,743)	(98,796)
Income Taxes Payable	(21,134)	21,134

NET CASH PROVIDED BY OPERATING ACTIVITIES	68,615	610,392

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of Property and Equipment	(37,257)	--

CASH FLOWS FROM FINANCING ACTIVITIES:
Net Proceeds from Long-Term Debt	--	1,225,382
Net Payments of Long-Term Debt	(295,000)	(1,565,130)

NET CASH USED IN FINANCING ACTIVITIES	(295,000)	(339,748)

NET INCREASE (DECREASE) IN CASH	(263,642)	270,644

Cash - Beginning of Year	315,009	44,365

CASH - END OF YEAR	$51,367	$315,009

SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION:
Cash Paid During the Year for Interest	$350,936	$329,017

SUPPLEMENTAL DISCLOSURE OF
NON-CASH FLOW TRANSACTIONS:
Extinguishment of Stockholder Debt	$--	$330,250

The Accompanying Notes are an Integral Part of These Financial Statements

TOMCO AUTO PRODUCTS, INC.

NOTES TO FINANCIAL STATEMENTS
September 26, 2004 and September 28, 2003

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	NATURE OF BUSINESS

Tomco Auto Products, Inc. (the Company) is engaged primarily in the remanufacture and sale of carburetors and throttle body injection systems for domestic and foreign automobiles to automotive warehouse distributors and retailers throughout the United States.

The Company sells units for automobiles and trucks manufactured from 1932 to 1995. In order to maintain its high order fill rate, which exceeds industry averages, the Company maintains a large carburetor core inventory. Although certain cores may remain on hand longer than a normal operating cycle, the Company considers all of its cores necessary inventory to service its broad range of product offerings. The Company has begun offering products in the diesel and fuel injection markets.

(b)	FISCAL YEAR

The Company’s fiscal year ends on the last Sunday in September, which results in a 52 or 53 week year. The fiscal year is 53 weeks for 2004 and 52 weeks for 2003.

(c)	ACCOUNTING ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

(d)	CASH

The Company maintains its cash in bank accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant risk on cash.

(e)	TRADE AND OTHER RECEIVABLES

Receivables are recorded when billed or accrued and represent claims against third parties that will be settled in cash. The carrying value of receivables, net of the allowance for doubtful accounts, represents their estimated net realizable value. The allowance for doubtful accounts is estimated based on historical collection trends, type of customer, the age of outstanding receivables and existing economic conditions. If events or changes in circumstances indicate that specific receivable balances may be impaired, further consideration is given to the collectibility of those balances and the allowance is adjusted accordingly. Past due receivable balances are written-off when internal collection efforts have been unsuccessful in collecting the amount due.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

(f)	INVENTORIES

Inventories are stated at the lower of cost or market using the first-in, first-out method.

During the year ended September 26, 2004, the Company wrote inventory down to its net realizable value through an increase in the reserve for obsolescence of $6,165,531 (See Note 10).

(g)	PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is provided using accelerated and straight-line methods of depreciation over the estimated useful lives of the related assets, which range from three to seven years. Leasehold improvements are amortized on the straight-line method over the shorter of either the estimated useful life of the improvement or the lease term. Expenditures for maintenance and repairs are charged to operations as incurred.
(h)	ADVERTISING COSTS

The Company expenses advertising costs when the advertising takes place.

(i)	WARRANTY POLICY

The Company provides fixed warranty allowances to approximately one half of its customers. The warranty allowances are in the form of sales discounts and are recognized in the period in which the sales are made.

For customers that are not on the fixed warranty program, the Company provides a limited ninety-day warranty policy. Warranty costs relating to this limited warranty policy are estimated and recorded as warranty obligations at the time of sale based on historical return rates. Included in accounts payable and accrued expenses at September 26, 2004 are warranty obligations of $144,000.

(j)	REVENUE RECOGNITION

The Company recognizes sales when products are shipped. Net sales reflect deductions for cores returned for credit and other returns and allowances.

(k)	SHIPPING AND HANDLUNG FEES AND COSTS

In September 2000, the Emerging Issues Task Force issued EITF 00-10, Accounting for Shipping and Handling Fees and Costs (“EITF 00-10”). EITF 00-10 requires shipping and handling fees billed to customers to be classified as revenue and shipping and handling costs to be either classified as cost of sales or disclosed in the notes to the financial statements. The Company includes shipping and handling fees billed to customers in net sales. Shipping and handling costs associated with inbound freight are included with cost of sales. Shipping and handling costs associated with outbound freight are included in selling expenses and totaled $426,107 for the year ended September 26, 2004 and $265,916 for the year ended September 28, 2003.

TOMCO AUTO PRODUCTS, INC.

NOTES TO FINANCIAL STATEMENTS
September 26, 2004 and September 28, 2003
NOTE 2 - INVENTORIES

Inventories consist of the following:

	2004	2003

Purchased Parts and Work-In-Process	$8,223,848	$7,923,581
Finished Goods	1,456,254	2,149,000

TOTAL	9,680,102	10,072,581

Reserve for Obsolescence	(7,345,531)	(1,180,000)

NET INVENTORIES	$2,334,571	$8,892,581

On November 5, 2004, the Company entered into an agreement to sell substantially all of its assets to an unrelated entity (See Note 10). Based on the purchase price allocation reflected in the Asset Purchase and Sale Agreement, inventories have been written down to $2,334,571 at September 26, 2004. An inventory write-down of $6,165,531 is included in other income (expense) for the year ended September 26, 2004.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	2004	2003

Machinery and Equipment	$2,667,889	$2,658,994
Leasehold Improvements	644,415	644,415
Furniture and Fixtures	727,302	698,940
Vehicles	23,985	23,985

TOTAL	4,063,591	4,026,334

Less: Accumulated Depreciation
and Amortization	(3,720,117)	(3,661,052)

NET PROPERTY AND EQUIPMENT	$343,474	$365,282
Depreciation and amortization expense totaled $59,065 and $60,528 for the years ended September 26, 2004 and September 28, 2003, respectively.

NOTE 4 - LONG-TERM DEBT

Long-term debt consists of the following:

	2004	2003

Note Payable - Bank Secured by Receivables, Inventory and Property and Equipment, Monthly Payments of $5,000 from August 1, 2003 to December 31, 2003 and Monthly Payments Ranging from $50,000 to $55,000 through March 2004 and $60,000 Thereafter to September 1, 2005 Plus Interest Payable at 1% over Prime, Due September 30, 2005	$6,226,214	$6,521,214

Note Payable - Stockholder, Subordinated to the Bank, Interest Payable Monthly at 13.5%, Due on Demand	300,000	300,000

TOTAL	6,526,214	6,821,214

Less: Current Maturities	(6,526,214)	(535,000)

LONG-TERM DEBT	$--	$6,286,214

Concurrent with the sale of the assets of the Company on November 5, 2004 (See Note 10), the bank accepted $1,631,625 as payment in full on the outstanding note payable balance of $6,226,214.

During the year ended September 28, 2003, one of the stockholders forgave his $300,000 note plus accrued interest of $30,250. Total interest expense to stockholders for the years ended September 26, 2004 and September 28, 2003 was $40,500 and $50,730, respectively.

NOTE 5 - COMMITMENTS AND CONTINGENCIES

The Company leases equipment and office and manufacturing facilities under operating lease agreements. The office and manufacturing facility leases are subject to periodic rental adjustments based on the Consumer Price Index. One of the facilities is leased from the stockholders of the Company and provides for an annual base rental of $272,720 through 2006. The Company has the option to renew all of the leases when due and has the right of first refusal to purchase the facilities. On April 23, 2003, the Company entered into a sub-lease of one of its manufacturing facilities for a 35.5 month term commencing May 15, 2003 and ending April 30, 2006. Rent expense charged to operations was $418,796 and $464,496 in 2004 and 2003 respectively, net of sub-lease income of $239,592 in 2004 and $99,825 in 2003.

On November 5, 2004, all operating lease agreements, with the exception of the lease of one of the manufacturing facilities, were assumed by the purchaser of substantially all of the Company’s assets and liabilities (See Note 10). The Company is currently negotiating early termination of this manufacturing facility lease with its lessor. At September 26, 2004, the Company was committed to minimum rental payments under this lease of $50,054, net of sub-lease income of $379,346.

NOTE 6 - EMPLOYEE BENEFIT PLAN

The Company entered into a Employee Stock Ownership Plan (the ESOP) effective October 1, 1995. All full-time employees who are at least 21 years of age are eligible to participate in the ESOP as of their initial date of employment, provided they have completed one year of service (1,000 hours) by September 26, 1999. No contributions were made to the ESOP in fiscal years 2004 and 2003. Contributions are determined annually by the Board of Directors.

NOTE 7 - INCOME TAXES

The provision for (benefit from) income taxes is comprised of the following:

	2004	2003

Current - Federal	$--	$13,777
Current - State	--	11,892
Deferred Income Taxes	(1,521,000)	264,397

PROVISION FOR (BENEFIT
FROM) INCOME TAXES	$(1,521,000)	$290,066

TOMCO AUTO PRODUCTS, INC.

NOTES TO FINANCIAL STATEMENTS
September 26, 2004 and September 28, 2003

Deferred tax assets are comprised of the following:

	2004	2003
DEFERRED TAX ASSETS:
Allowance for Doubtful Accounts	$43,000	$8,157
Inventory Capitalization	159,000	129,806
Accrued Expenses	41,000	--
Net Operating Loss Carryforwards	306,000	49,924
Depreciation	22,000	--
Reserve for Inventory Obsolescence	3,147,000	320,842

DEFERRED TAX ASSETS	3,718,000	508,729

Less: Valuation Allowance	(1,480,000)	--

GROSS DEFERRED TAX ASSETS	2,238,000	508,729

DEFERRED TAX LIABILITIES:
Depreciation	--	(18,662)
State Income Taxes	(272,000)	(33,822)
Accrued Expenses	--	(11,190)

GROSS DEFERRED TAX LIABILITIES	(272,000)	(63,674)

NET DEFERRED TAX ASSETS	$1,966,000	$445,055

Deferred income taxes are disclosed in the balance sheet as follows:

	2004	2003

Current	$1,966,000	$120,585
Long-Term	--	324,470

NET DEFERRED TAX ASSETS	$1,966,000	$455,055

The valuation allowance for deferred income taxes was established in 2004 and relates primarily to the uncertainty of the utilization of the net operating loss carryforwards and the future realization of the deferred tax assets, which are dependent upon the future profitability of the Company.

Significant reconciling items between statutory rates and the effective income tax rates include state taxes and nondeductible expenses, effect of rate changes on deferred tax items, and the establishment of a valuation allowance.

As of September 26, 2004, the Company has net operating loss carryforwards for federal and state franchise tax purposes of approximately $600,000 and $1,159,000, respectively, which will begin to expire in 2008.

NOTE 8 - DUE TO STOCKHOLDERS

(a)	The Company leases one of its facilities from the stockholders for an annual base rental of $272,720.

(b)	Unpaid interest on the stockholders' notes of $135,000 and $121,681 is included in amounts due to stockholders at September 26, 2004 and September 28, 2003, respectively.

(c)	Included in amounts due to stockholders at September 28, 2003 was $91,062 of expenses paid by the stockholders on behalf of the Company.

NOTE 9 - MAJOR CUSTOMERS AND SUPPLIERS

During the year ended September 26, 2004, the Company had sales to two major customers that accounted for approximately 63% of net sales. As at September 26, 2004, the amount due from these customers was approximately 82% of total accounts receivable. During the year ended September 28, 2003, the Company had sales to one major customer that accounted for approximately 38% of net sales. As at September 28, 2003, the amount due from this customer was approximately 48% of total accounts receivable.

The Company purchased approximately 71% and 64% of its direct materials from two suppliers during the years ended September 26, 2004 and September 28, 2003, respectively. These suppliers comprised approximately 13% and 9% of the accounts payable balance as of September 26, 2004 and September 28, 2003, respectively.

NOTE 10 - SUBSEQUENT EVENT

On November 5, 2004, the Company entered into an agreement to sell substantially all the assets of the Company to an unrelated entity for $2,500,000 in cash and assumption of approximately $2,250,000 of liabilities, for a total consideration of approximately $4,750,000. Of the $2,500,000 cash consideration, $250,000 is subject to an escrow holdback, bearing interest at prime plus 3% per annum and payable in February 2006. The total consideration is subject to adjustment based on a minimum equity level defined in the agreement. The buyer is currently claiming that the purchase price be reduced by approximately $1,100,000 based on the minimum equity level at November 5, 2004. The Company is disputing the amount of the proposed adjustment. No adjustment amount has been finalized as of the date of this report.

The purchase price was allocated to the purchased assets based on the Asset Purchase and Sale Agreement. Accordingly, inventory has been written down to $2,334,571 at September 26, 2004 through an increase in the reserve for obsolescence of $6,165,531.

In consideration for the sales transaction, the stockholders entered into a six year non-compete agreement with the buyer.

Concurrent with the sale of the assets of the Company, the bank accepted $1,631,625 as payment in full on its outstanding note payable balance of $6,226,214 (See Note 4).

TOMCO AUTO PRODUCTS, INC.

SUPPLEMENTAL INFORMATION

YEARS ENDED SEPTEMBER 26, 2004
AND SEPTEMBER 28, 2003

INDEPENDENT AUDITORS’ REPORT
ON SUPPLEMENTAL INFORMATION

Board of Directors
Tomco Auto Products, Inc.

Our report on our audits of the basic financial statements of Tomco Auto Products, Inc. for the years ended September 26, 2004 and September 28, 2003 appears on Page 1. Those audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules of cost of goods sold, selling expenses, and general and administrative expenses are presented for additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Green Hasson & Janks LLP

February 11, 2005
Los Angeles, California

TOMCO AUTO PRODUCTS, INC.

SCHEDULES OF COST OF GOODS SOLD

	Years Ended
	September 26, 2004		September 28, 2003
	Amount	% of Revenues	Amount	% of Revenues

Inventories - Beginning	$8,892,581	78.0	$9,014,795	99.3

DIRECT MATERIALS:
Parts and Materials	1,259,747	11.1	816,330	9.0
Packing Material	292,231	2.6	239,306	2.6
Chemicals	139,329	1.2	89,706	1.0

TOTAL DIRECT MATERIALS	1,691,307	14.9	1,145,342	12.6

DIRECT LABOR AND RELATED COSTS:
Direct Labor	3,226,459	28.3	2,326,500	25.6
Payroll Taxes	280,504	2.5	194,603	2.1
Workers’ Compensation	336,125	2.9	82,988	1.0
Group Insurance	78,418	0.7	63,199	0.7

TOTAL DIRECT LABOR AND
RELATED COSTS	3,921,506	34.4	2,667,290	29.4

INDIRECT LABOR AND MANUFACTURING OVERHEAD:
Indirect Labor	882,532	7.8	685,584	7.6
Payroll Taxes	64,442	0.6	56,184	0.6
Workers’ Compensation	73,419	0.6	19,171	0.2
Group Insurance	60,683	0.5	53,822	0.6
Shop Supplies and Small Tools	193,406	1.7	166,879	1.8
Outside Processing	28,478	0.3	26,023	0.3
Freight	455,333	4.0	358,285	4.0
Equipment Rental	1,416	--	4,220	--
Rent	315,961	2.8	355,775	4.0
Repairs and Maintenance	38,647	0.3	31,719	0.3
Laundry and Uniforms	10,474	0.1	9,327	0.1
Utilities	124,403	1.1	99,346	1.1
Taxes and Licenses	10,547	0.1	12,174	0.1
Insurance	101,321	0.9	98,359	1.1
Truck Expense	6,532	0.1	7,397	0.1
Depreciation	53,749	0.4	55,079	0.6
Security Service	--	--	2,025	--
Warranty	84,000	0.7	--	--

TOTAL INDIRECT LABOR AND
MANUFACTURING OVERHEAD	2,505,343	22.0	2,041,369	22.5

TOTAL	17,010,737	149.3	14,868,796	163.8

Less:
Increase in Reserve for Obsolescence	(6,165,531)	(54.1)	--	--
Inventories - Ending	(2,334,571)	(20.5)	(8,892,581)	(98.0)

COST OF GOODS SOLD	$8,510,635	74.7	$5,976,215	65.8

TOMCO AUTO PRODUCTS, INC.

SCHEDULES OF SELLING EXPENSES

	Years Ended
	September 26, 2004		September 28, 2003
	Amount	% of Revenues	Amount	% of Revenues

Salaries	$380,597	3.3	$351,919	3.9
Payroll Taxes	27,681	0.2	25,312	0.3
Workers’ Compensation	3,384	--	1,017	--
Group Insurance	52,987	0.5	47,818	0.5
Commissions	496,697	4.3	452,697	5.0
Advertising	132,712	1.2	123,209	1.4
Automobile	20,814	0.2	15,654	0.2
Entertainment	10,779	0.1	7,894	0.1
Freight-Out	426,107	3.7	265,916	2.9
Supplies	13,519	0.1	1,033	--
Telephone	43,633	0.4	51,917	0.6
Consulting Fees	18,000	0.2	18,000	0.2
Travel	81,244	0.7	76,048	0.8
Miscellaneous	7,158	0.1	5,193	--

TOTAL SELLING EXPENSES	$1,715,312	15.0	$1,443,627	15.9

TOMCO AUTO PRODUCTS, INC.

SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES

	Years Ended
	September 26, 2004		September 28, 2003
	Amount	% of Revenues	Amount	% of Revenues

Officers’ Salaries	$200,018	1.8	$200,018	2.2
Office Employees Salaries	504,960	4.4	497,098	5.5
Payroll Taxes	41,634	0.4	40,904	0.5
Workers’ Compensation	13,243	0.1	2,741	--
Group Insurance	115,139	1.0	103,982	1.1
Automobile	63,277	0.6	88,654	1.1
Bank Charges	36,074	0.3	30,414	0.3
Data Processing	34,663	0.3	40,158	0.4
Depreciation and Amortization	5,316	--	5,449	0.1
Entertainment	35,943	0.3	37,222	0.4
Equipment Rental	22,429	0.2	15,557	0.2
General Insurance	33,774	0.3	31,626	0.3
Postage	7,731	0.1	10,889	0.1
Professional Services	117,209	1.0	133,671	1.5
Rent	78,990	0.7	88,944	1.0
Repairs and Maintenance	1,763	--	26,823	0.3
Supplies	41,898	0.4	43,468	0.5
Taxes and Licenses	16,434	0.2	12,615	0.1
Telephone	15,695	0.1	17,871	0.2
Utilities	11,527	0.1	8,285	--
Bad Debt Provision	70,000	0.6	24,378	0.3
Miscellaneous	14,865	0.1	15,698	0.2

TOTAL GENERAL AND
ADMINISTRATIVE EXPENSES	$1,482,583	13.0	$1,476,465	16.3

(b)	Pro forma financial information

The pro forma financial information of the Registrant and Tomco Auto Products, Inc. as required by Article 11 of Regulation S-X.

The following presents our unaudited pro forma financial information for the year ended May 31, 2004 and as of for the three months ended August 31, 2004. The pro forma statements of operations for the year ended May 31, 2004 and the three months ended August 31, 2004 give effect to certain adjustments, as if the acquisition of Tomco Auto Products, Inc. had occurred at June 1, 2003. The unaudited pro forma balance sheet as of May 31, 2004 has also been prepared as if these adjustments had occurred on that date. The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable.

The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period.

CASH TECHNOLOGIES, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FISCAL YEAR ENDED MAY 31, 2004

			Pro Forma
	Tomco Auto Products	Cash Technologies, Inc.	Adjustments		Pro Forma
	(Unaudited)				(Unaudited)

NET REVENUES	$10,258,290	$80,616			$10,338,906
COST OF REVENUES	6,926,823	47,608			6,974,431

GROSS PROFIT (LOSS)	3,331,467	33,008			3,364,475

SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	3,002,871	3,106,495	$(247,535)	(1)	5,861,831
RESEARCH AND DEVELOPMENT	-	120,000			120,000
IMPAIRMENT ON COIN MACHINES	-	154,140			154,140
DEPRECIATION & AMORTIZATION EXPENSE	60,528	563,982	(60,528)	(2)	563,982

OPERATING GAIN (LOSS)	268,068	(3,911,609)			(3,335,478)

OTHER INCOME	(30,250)	(40,000)			(70,250)

INTEREST EXPENSE	383,231	553,767	(94,833)	(3)	842,165

INCOME (LOSS) BEFORE INCOME TAXES	(84,913)	(4,425,376)			(4,107,394)

INCOME TAXES	251,576	2,400	(250,776)	(4)	3,200

MINORITY INTEREST	-	45,244	(34,978)	(5)	10,266

NET INCOME (LOSS) BEFORE EXTRAORDINARY GAIN	(336,489)	(4,382,532)			(4,100,328)

EXTRAORDINARY GAIN	-	-	5,999,951	(6)	5,999,951

MINORITY INTEREST - EXTRAORDINARY GAIN	-	-	(659,995)	(7)	(659,995)

NET INCOME (LOSS)	$(336,489)	$(4,382,532)			$1,239,629

Dividends & deemed dividends		$716,200			$716,200

Net loss allocable to common
shareholders		$(5,098,732)			$523,429

Basic and diluted net income (loss) per share - before extraordinary item		$(0.44)			$(0.41)

Basic and diluted net income (loss) per share - extraordinary item		$-			$0.46

Basic and diluted net income (loss) per share - net loss		$(0.44)			$0.05

Basic and diluted weighted average
shares of common stock outstanding		11,628,865			11,628,865

See notes to consolidated financial statements

Pro Forma Adjustments

(1) Salary and benefits paid for a non-active owner of Tomco Auto Products.
(2) Fixed assets at the time of purchase were zero thus all depreciation has been backed out.
(3) Interest has been recalculated based on the note at the time of purchase of $1,802,490 at 16% anuum.
(4) Income tax provisions made by Tomco Auto Products less $800 the Company would have paid to the CA FTB.
(5) 11% of loss before income taxes has been allocated to minority interest.

Purchase Adjustments

(6) Extraordinary gain recognized in the purchase of Tomco Auto products.
(7) 11% of extraordinary gain allocated to minority interest.

CASH TECHNOLOGIES, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
QUARTER ENDED AUGUST 31, 2004

			Pro Forma
	Tomco Auto Products	Cash Technologies, Inc.	Adjustments		Pro Forma
	(Unaudited)	(Unaudited)			(Unaudited)

NET REVENUES	$3,194,709	$14,764			$3,209,473
COST OF REVENUES	2,583,037	13,126			2,596,163

GROSS PROFIT (LOSS)	611,672	1,638			613,310

SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	822,322	675,264	$(61,884)	(1)	1,435,702
RESEARCH AND DEVELOPMENT	-	45,000	-		45,000
DEPRECIATION & AMORTIZATION EXPENSE	14,101	140,642	(14,101)	(2)	140,642

OPERATING GAIN (LOSS)	(224,751)	(859,268)	-		(1,008,034)

INTEREST EXPENSE	130,971	97,145	(58,841)	(3)	169,275

INCOME (LOSS) BEFORE INCOME TAXES	(355,722)	(956,413)			(1,177,309)

INCOME TAXES	(131,486)	-	132,286	(4)	800

MINORITY INTEREST	-	13,349	$24,299	(5)	37,648

NET INCOME (LOSS) BEFORE EXTRAORDINARY GAIN	(224,236)	(943,064)			(1,140,461)

EXTRAORDINARY GAIN	-	-	5,999,951	(6)	5,999,951

MINORITY INTEREST - EXTRAORDINARY GAIN	-	-	(659,995)	(7)	(659,995)

NET INCOME (LOSS)	$(224,236)	$(943,064)	$5,366,795		$4,199,495

Dividends & deemed dividends		$84,029			$84,029

Net loss allocable to common
shareholders		$(1,027,093)			$4,115,466

Basic and diluted net income (loss) per share - before extraordinary item		$(0.08)			$(0.09)

Basic and diluted net income (loss) per share - extraordinary item		$-			$0.41

Basic and diluted net income (loss) per share - net loss		$(0.08)			$0.32
Basic and diluted weighted average
shares of common stock outstanding		12,891,574			12,891,574

See notes to consolidated financial statements

Pro-forma Adjustments

(1) Salary and benefits paid for a non-active owner of Tomco Auto Products.
(2) Fixed assets at the time of purchase were zero thus all depreciation has been backed out.
(3) Interest has been recalculated based on the note at the time of purchase of $1,802,490 at 16% anuum.
(4) Income tax provisions made by Tomco Auto Products less $800 the Company would have paid to the CA FTB.
(5) 11% of loss before income taxes has been allocated to minority interest.

Purchase Adjustments

(6) Extraordinary gain recognized in the purchase of Tomco Auto products.
(7) 11% of extraordinary gain allocated to minority interest.

CASH TECHNOLOGIES, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEETS
PERIOD ENDED AUGUST 31, 2004

ASSETS			Pro Forma
	Tomco Auto Products	Cash Technologies, Inc.	Adjustments		Pro Forma
CURRENT ASSETS:	(Unaudited)	(Unaudited)			(Unaudited)

Cash	$520,713	$79,196			$599,909
Accounts Receivable (net allowance)	1,399,245	42,799			1,442,044
Inventories (net reserve)	8,523,470	-			8,523,470
Prepaid Expenses and Other Receivables	306,516	4,000	$(128,911)	(1)	181,605

TOTAL CURRENT ASSETS	10,749,944	125,995			10,747,028

CoinBank machines held for sale	-	666,150			666,150

PROPERTY AND EQUIPMENT (Net)	342,988	35,149	(342,988)	(2)	35,149

CAPITALIZED SOFTWARE	-	1,306,126			1,306,126

OTHER ASSETS	365,300	93,822	(324,500)	(3)	134,622

TOTAL ASSETS	$11,458,232	$2,227,242	$(667,488)		$12,889,075

LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts Payable	$1,633,084	$1,217,940			$2,851,024
Accrued Liabilities	622,114	1,568,288	585,815	(4)	2,776,217
Notes Payable - Tomco Owner	-	-	250,000	(5)	250,000
Bank Debt	-	197,800	1,802,490	(6)	2,000,290
Income Taxes Payable	(174,606)	-	174,606	(7)	-
Convertible Debt	-	768,492			768,492
Dividends Payable	-	1,293,310			1,293,310
Current Maturities of Notes Payable	720,000	4,548,815	(720,000)	(8)	4,548,815

TOTAL CURRENT LIABILITIES	2,800,592	9,594,645	2,120,472		14,515,709

OTHER LIABILITIES:
Long-Term Debt	5,806,214	-	(5,806,214)	(9)	-

TOTAL OTHER LIABILITIES	5,806,214	-	(5,806,214)		-

TOTAL LIABILITIES	8,606,806	9,594,645	(3,685,742)		14,515,709

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST		(36,549)	635,766	(10)	599,217

STOCKHOLDERS' EQUITY (DEFICIT):
Preferred Stock	-	2,665,688	-		2,665,688
Common Stock	130,000	143,669	(130,000)	(11)	143,669
Additional Paid-In- Capital	66,239	30,292,720	(76,234)	(12)	30,282,725
Retained Earnings (Accumulated Deficit)	2,879,423	(39,489,867)	(2,879,423)	(13)	(39,489,867)
Year-to-Date Income	(224,236)	(943,064)	$5,366,795	(14)	4,199,495

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	2,851,426	(7,330,854)	2,258,577		(2,220,851)

TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)	$11,458,232	$2,227,242	$(791,399)		$12,894,075

See notes to consolidated financial statements

Pro Forma Adjustments

(1) Deferred tax benefit of $128,911 was subtracted as part of the purchase adjustments.
(2) Fixed assets of $342,988 were subtracted out at the time of purchase.
(3) Deferred tax benefit of $324,500 was subtracted as part of the purchase adjustments.
(4) Additional liabilities of $585,815 added as part of the purchase adjustments.
(5) The former owner agreed to hold a note of $250,000 as part of the purchase agreement.
(6) TAP Holdings, LLC. assumed a bank line of credit with a balance of $1,802,490 at the time of purchase.
(7) Income tax liability of $174,606 subtracted as part of the purchase adjustments.
(8) Short term notes payable to bank of $720,000 was subtracted as part of the purchase adjustments.
(9) Long term notes payable to bank of $5,806,214 was subtracted as part of the purchase adjustments.
(10) Minority interest of extraordinary gain of $659,995
(10a) Minority interest loss adjustment of $24,299 for the quarter ended August 31, 2004.
(11) Common stock of $130,000 subtracted as part of the purchase adjustments.
(12a) The $66,239 APIC of Tomco has been subtracted out as part of the purchase adjustments.
(12b) The $650,000 investment is an addition to the APIC of Tomco.
(12c) Minority interest of extraordinary gain of $659,995 subtracted as part of purchase adjustment.
(13) Retained earnings of $2,879,423 adjusted as part of the purchase adjustments.
(14a) Year-to-date loss of $224,236 from Tomco has been subtracted out.
(14b) Pro-forma year-to-date income of $5,142,559 for Tomco has been added.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

CASH TECHNOLOGIES, INC. (Registrant)

By:	/s/ Edmund King
Edmund King
Chief Financial Officer

Dated: April 20, 2005